Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan California Municipal Money Market Fund, JPMorgan California Tax Free Bond Fund, JPMorgan Credit Opportunities Fund, JPMorgan Current Income Fund, JPMorgan Current Yield Money Market Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Federal Money Market Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Intermediate Tax Free Bond Fund, JPMorgan Managed Income Fund, JPMorgan Multi-Sector Income Fund, JPMorgan New York Municipal Money Market Fund, JPMorgan New York Tax Free Bond Fund, JPMorgan Prime Money Market Fund, JPMorgan Real Return Fund, JPMorgan Strategic Income Opportunities Fund, JPMorgan Tax Aware High Income Fund, JPMorgan Tax Aware Income Opportunities Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Total Return Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Patricia A. Maleski, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer

May 7, 2012

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan California Municipal Money Market Fund, JPMorgan California Tax Free Bond Fund, JPMorgan Credit Opportunities Fund, JPMorgan Current Income Fund, JPMorgan Current Yield Money Market Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Federal Money Market Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Intermediate Tax Free Bond Fund, JPMorgan Managed Income Fund, JPMorgan Multi-Sector Income Fund, JPMorgan New York Municipal Money Market Fund, JPMorgan New York Tax Free Bond Fund, JPMorgan Prime Money Market Fund, JPMorgan Real Return Fund, JPMorgan Strategic Income Opportunities Fund, JPMorgan Tax Aware High Income Fund, JPMorgan Tax Aware Income Opportunities Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Total Return Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Joy C. Dowd, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer

May 7, 2012

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.